EXHIBIT 4(ii)

THE STANLEY WORKS

OFFICER'S CERTIFICATE

Craig Douglas, the Vice President and Treasurer of The Stanley Works, a Connecticut corporation (the "Company"), pursuant to the authority granted in the Board Resolutions of the Company adopted on October 16, 2002, and Sections 1.2, 2.1, 3.1, and 3.3 of the Indenture defined herein, each do hereby certify to JPMorgan Chase Bank, as Trustee (the "Trustee"), under the Indenture (the "Indenture"), dated as of November 1, 2002, between the Company and the Trustee that:

1.	All capitalized terms used in this certificate which are not defined herein shall have the meanings set forth in the Indenture.
2.	The Securities of the first series to be issued under the Indenture shall be designated "3½% Series A Senior Notes due 2007" (the "2007 Notes"). The Securities of the second series to be issued under the Indenture shall be designated "4 9/10% Series A Senior Notes due 2012" (the "2012 Notes"; and, together with the 2007 Notes, the "Initial Notes"). The Securities of the third series to be issued under the Indenture shall be designated "3½% Series B Senior Notes due 2007" the ("2007 Exchange Notes"). The Securities of the fourth series to be issued under the Indenture shall be designated "4 9/10% Series B Senior Notes due 2012" (the "2012 Exchange Notes"; and, together with the 2007 Exchange Notes, the "Exchange Notes"). The Initial Notes and the Exchange Notes are collectively referred to herein as the "Notes."
3.	The 2007 Notes and the 2007 Exchange Notes shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on November 1, 2007. The 2012 Notes and the 2012 Exchange Notes shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on November 1, 2012.
4.	The 2007 Notes and the 2007 Exchange Notes shall bear interest as provided in the form thereof set forth in Exhibit A hereto. The 2012 Notes and the 2012 Exchange Notes shall bear interest as provided in the form thereof set forth in Exhibit B hereto. For the purposes of Section 3.10 of the Indenture, a period from and including the 1st of one month to but not including the 1st of the next month will be considered a full month with respect to each series of Notes.
5.	The interest and principal of each series of Notes shall be payable in United States dollars.
6.	The aggregate principal amount of 2007 Notes and 2012 Notes which may be authenticated and delivered under the Indenture is initially limited to $150,000,000 and $200,000,000, respectively, except for Notes of each series authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes of the same series pursuant to Sections 3.4, 3.5, 3.6, 9.5 or 11.7 of the Indenture or upon surrender in part of any Note of such series for exchange for other Notes pursuant to its terms, or pursuant to or as contemplated by the terms of such Notes; provided that pursuant to Section 3.1 of the Indenture and consistent with the terms of the Indenture and the Notes, each series of Notes may be reopened and additional Notes of such series may be issued and additional terms relating to each series of Notes may be established. The Notes of each series are to be authenticated and delivered as follows. There shall initially be authenticated and delivered $150,000,000 aggregate principal amount of 2007 Notes and $200,000,000 aggregate principal amount of 2012 Notes which shall be originally issued on November 1, 2002 pursuant to the Indenture. The certificates for the 2007 Notes shall be in substantially the form attached hereto as Exhibit A and the certificates for the 2012 Notes shall be in substantially the form attached hereto as Exhibit B. The certificates for the Initial Notes shall initially bear legends (the "Securities Act Legends") indicating that they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and restricting transfers thereof. There shall be issuable, upon surrender of and in exchange for Initial Notes pursuant to an exchange offer applicable to each series of Initial Notes (an "Exchange Offer") effected by the Company pursuant to the Registration Rights Agreement dated as of November 1, 2002 (the "Registration Rights Agreement") between

1

the Company and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Salomon Smith Barney, Inc., BNP Paribas Securities Corp. and Fleet Securities, Inc., the Exchange Notes which shall have substantially identical terms to the Initial Notes, except that the Exchange Notes will not contain terms with respect to transfer restrictions and will not provide for any increase in the interest rate on such Exchange Notes for failure of the Company to comply with the Registration Rights Agreement. Except as described in the immediately preceding sentence, the certificates for the 2007 Exchange Notes shall be in substantially the form attached hereto as Exhibit A and the certificates for the 2012 Exchange Notes shall be in substantially the form attached hereto as Exhibit B. The Exchange Notes shall be issued only upon surrender of and in exchange for a like aggregate principal amount of Initial Notes pursuant to the applicable Exchange Offer. Any Initial Notes surrendered in exchange for Exchange Notes shall be cancelled. For all purposes under the Indenture, the 2007 Notes and the 2007 Exchange Notes, when issued, shall be treated as a single class, and shall vote and consent as a single series, and the 2012 Notes and the 2012 Exchange Notes, when issued, shall be treated as a single class, and shall vote and consent as a single series.
7.	The Exchange Notes shall only be issuable upon surrender of and in exchange for the Initial Notes pursuant to the applicable Exchange Offer and without the payment of additional consideration.
8.	The principal of and premium, if any, and each installment of interest on the Notes of each series shall be payable at the office or agency of the Company in The City of New York provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the persons entitled thereto or by wire transfer to an account designated by the person entitled thereto; and provided further that so long as the Notes are registered in the name of The Depository Trust Company ("DTC") or its nominee, as discussed below, all payments of principal, premium, if any, and interest in respect of the Notes shall be made in immediately available funds. Notices and demands to or upon the Company in respect of the Notes of each series and the Indenture may be served at the office or agency of the Company in The City of New York. The Corporate Trust Office of the Trustee initially shall be the agency of the Company for such payment and service of notices and demands, and the Company hereby appoints JPMorgan Chase Bank as its agent for all such purposes; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such office or agency and such agent. The registration and registration of transfers and exchanges in respect of the Notes of each series may be effected at the Corporate Trust Office of the Trustee in The City of New York. The Trustee initially shall be the Security Registrar and the Paying Agent for the Notes.
9.	Notwithstanding any contrary provisions in the Indenture or the Notes, the provisions of Exhibit C attached hereto with respect to the form of the Notes and the transfer and exchange of the Notes shall apply, as applicable, to each series of Notes.
10.	The 2007 Notes shall be redeemable at the option of the Company prior to the Stated Maturity of the principal thereof as provided in the form thereof set forth in Exhibit A hereto. The 2012 Notes shall be redeemable at the option of the Company prior to the Stated Maturity of the principal thereof as provided in the form thereof set forth in Exhibit B hereto.
11.	Initially the Notes of each series shall be issued in global form ("Global Notes") registered in the name of Cede & Co. as nominee for DTC, the initial Depositary for such Notes.
12.	The Notes shall be issued in minimum denominations of $1,000 and integral multiples thereof.
13.	Sections 4.2 (including, without limitation, Sections 4.2(2) and 4.2(3)), 4.3, 10.5 and 10.6 (without limitation to any of the other covenants contained in Article 10 of the Indenture) of the Indenture shall apply to the Notes.
14.	No service charge shall be made for the registration of transfer or exchange of the Notes; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange or transfer.

2

15.	The Notes of each series shall be entitled to the rights and benefits conferred by the Registration Rights Agreement.
16.	The 2007 Notes shall have such other terms and provisions as are provided in the form thereof set forth in Exhibit A hereto, and shall be issued substantially in such form. The 2012 Notes shall have such other terms and provisions as are provided in the form thereof set forth in Exhibit B hereto, and shall be issued substantially in such form.
17.	The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating thereto, relating to the issuance, authentication and delivery of the Notes and in respect of compliance with which this certificate is made.
18.	The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein.
19.	In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenants and conditions have been complied with.
20.	In the opinion of the undersigned, such conditions and covenants have been complied with.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate this 1st day of November, 2002.

/s/ Craig Douglas Vice President and Treasurer

4

EXHIBIT A

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (C) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE ACT (IF AVAILABLE) OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (1) PURSUANT TO CLAUSES (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (2) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE ACT.] *

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE BOARD RESOLUTIONS SET FORTH IN AN OFFICER'S CERTIFICATE ESTABLISHING THE TERMS OF THIS NOTE.] **

*	Include only for the 2007 Notes.
**	Include only for Global Notes.

No. R-	CUSIP No.	[854616 AG 4]*
[U85424 AA 4]**
[854616 AH 2]***
	ISIN No.	[US854616AG40]*
[USU85424AA42]**
[US854616AH23]***

[FORM OF FACE OF SECURITY]

THE STANLEY WORKS

3½% SERIES A SENIOR NOTE DUE 2007

THE STANLEY WORKS, a corporation duly organized and existing under the laws of the State of Connecticut (herein referred to as the "Company", which terms includes any successor Person under the Indenture), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of                             Dollars on November 1, 2007 (the "Stated Maturity"), and to pay interest on said principal sum semi-annually in arrears on May 1 and November 1 of each year commencing May 1, 2003 (each an "Interest Payment Date") at the rate of 3½% per annum, until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from November 1, 2002 ("the Issue Date"), to the first Interest Payment Date, and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date, the date of Stated Maturity or any Redemption Date (as defined herein) is not a Business Day, then payment of interest, principal, premium, if any, or Redemption Price (as defined herein) payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date, the date of Stated Maturity or Redemption Date, as the case may be. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the April 15 or October 15, as the case may be (the "Regular Record Date"), immediately preceding the relevant Interest Payment Date, provided, however, that interest payable at Maturity will be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

The principal of and premium, if any, and each installment of interest [and any additional interest]**** on this Security will be made upon presentation at the office or agency of the Company in The City of New York provided that the payment of interest may be made at the option of the Company by check mailed to the address of the persons entitled thereto or by wire transfer to an account designated by the person entitled thereto; and provided further that so long as the Securities of this series are registered in the name of The Depository Trust Company or its nominee all payments of principal, premium, if any, and interest in respect of this Security will be made in immediately available funds.

*	Include only for the 2007 Notes issued pursuant to Rule 144A.
**	Include only for the 2007 Notes issued pursuant to Regulation S.
***	Include only for the 2007 Exchange Notes.
****	Include only for the 2007 Notes.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Any capitalized term which is used herein and not otherwise defined shall have the meaning ascribed to such term in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee referred to below by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed in its name by the Vice President of the Company.

THE STANLEY WORKS

By:

Vice President

[FORM OF CERTIFICATE OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: November 1, 2002

JPMORGAN CHASE BANK, as Trustee

By:

Authorized Signatory

[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), of the series designated ["3½% Series A Senior Notes due 2007"]["3½% Series B Senior Notes due 2007"], all issued and to be issued under the Indenture, dated as of November 1, 2002 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and JPMorgan Chase Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including the Board Resolutions and Officer's Certificate filed with the Trustee on November 1, 2002, creating such series for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

Optional Redemption

The Securities of this series shall be redeemable at the option of the Company prior to the Stated Maturity, in whole or in part, at any time. The Company shall give notice of its intent to redeem such Securities of this series at least 30 days but no more than 60 days prior to the date of redemption (the "Redemption Date"). If the Company redeems all or any part of this series pursuant to the provisions of this paragraph, it shall pay a redemption price (the "Redemption Price") equal to the greater of (i) 100% of the principal amount of such Securities and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points (the "Make-Whole Amount"), plus, in each case, accrued interest thereon to the Redemption Date.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the notes or portion thereof called for redemption.

"Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

"Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such notes.

"Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

"Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotation or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

"Reference Treasury Dealer" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. or their affiliates which are primary United States government securities dealers, and their respective successors, and three other firms which are primary United States government securities dealers that the Company selects; provided, however, that if any of the foregoing shall cease to be a primary United States government securities dealer in The City of New York (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

"Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. New York time on the third business day preceding such Redemption Date.

[Additional Interest

The Holder of this Security is entitled to the benefits of the Registration Rights Agreement, dated November 1, 2002, among the Company and the Purchasers named therein (the "Registration Rights Agreement"). In the event that either (a) the Exchange Offer Registration Statement (as such term is defined in the Registration Rights Agreement) is not filed with the SEC (as such term is defined in the Registration Rights Agreement) on or prior to the 180th day following the Issue Date, (b) the Exchange Offer Registration Statement is not declared effective on or prior to the 270th day following the Issue Date or (c) the Exchange Offer (as such term is defined in the Registration Rights Agreement) is not consummated or a Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) with respect to the Securities is not declared effective on or prior to the 300th day following the Issue Date, the interest rate borne by the Securities shall be increased by 0.25% per annum with respect to the first 90-day period (or portion thereof) following such 180th day in the case of clause (a) above, such 270th day in the case of clause (b) above and such 300th day in the case of clause (c) above. The additional interest payable as described in the immediately preceding sentence will increase by an additional 0.25% per year for each subsequent 90-day period (or portion thereof), up to a maximum amount of 0.50% per year. Upon (i) the filing of the Exchange Offer Registration Statement after the 180th day described in clause (a) above, (ii) the effectiveness of the Exchange Offer Registration Statement after the 270th day described in clause (b) above or (iii) the consummation of the Exchange Offer or the effectiveness of the Shelf Registration Statement, after the 300th day period described in clause (c) above, the interest rate on the Securities from the date of such filing, effectiveness or consummation, as the case may be, will be reduced to the original interest rate set forth on the face of this Security.]*

General Provisions

The Indenture contains provisions for defeasance of the entire Indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof by supplemental indenture and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture by the Company (when authorized by or pursuant to a Company's Board Resolution) and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding to waive compliance by the Company with certain provisions of the Indenture. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor on in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of such series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee and offered the Trustee indemnity reasonably satisfactory to the Trustee, the Trustee for

*	Include only for the 2007 Notes.

60 days after receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding, and no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof, any premium, or interest [or additional interest] * hereon and any Additional Amounts on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and in integral multiples thereof.

As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer's Certificate establishing the terms of the Securities of this series.

*	Include only for the 2007 Notes.

[FORM OF TRANSFER NOTICE]*

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

(Please print or typewrite name and address including zip code of assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer such Security on the books of the Company with full power of substitution in the premises.

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES]

In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration Statement or November 1, 2004 the undersigned confirms that without utilizing any general solicitation or general advertising that:

[Check One]

[ ] (a)	this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A or Regulation S thereunder.

or

[ ] (b)	this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein, in Section 3.5 of the Indenture and as set forth in the Officer's Certificate establishing this series of Securities shall have been satisfied.

Date:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

*	Include only for the 2007 Notes.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is either (i) a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") or (ii) not a "U.S. Person" within the meaning of Regulation S under the Securities Act and is acquiring this Security in an "Offshore Transaction" within the meaning of Regulation S under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A or Regulation S, as the case may be, and acknowledges that it has received in connection with transfer pursuant to Rule 144A such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A or Regulation S.

Date:

NOTICE: To be executed by an executive officer

Signature:

EXHIBIT B

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (C) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE ACT (IF AVAILABLE) OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (1) PURSUANT TO CLAUSES (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (2) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE ACT.]*

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE BOARD RESOLUTIONS SET FORTH IN AN OFFICER'S CERTIFICATE ESTABLISHING THE TERMS OF THIS NOTE.]**

*	Include only for the 2012 Notes.
**	Include only for Global Notes.

No. R-	CUSIP No.	[854616 AJ 8]*
[U85424 AB 2]**
[854616 AK 5]***
	ISIN No.	[US854616AJ88]*
[USU85424AB25]**
[US854616AK51]***

[FORM OF FACE OF SECURITY]

THE STANLEY WORKS

4 9/10% SERIES A SENIOR NOTE DUE 2012

THE STANLEY WORKS, a corporation duly organized and existing under the laws of the State of Connecticut (herein referred to as the "Company", which terms includes any successor Person under the Indenture), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of          Dollars on November 1, 2012 (the "Stated Maturity"), and to pay interest on said principal sum semi-annually in arrears on May 1 and November 1 of each year commencing May 1, 2003 (each an "Interest Payment Date") at the rate of 4 9/10% per annum, until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from November 1, 2002 ("the Issue Date"), to the first Interest Payment Date, and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date, the date of Stated Maturity or any Redemption Date (as defined herein) is not a Business Day, then payment of interest, principal, premium, if any, or Redemption Price (as defined herein) payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date, the date of Stated Maturity or Redemption Date, as the case may be. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the April 15 or October 15, as the case may be (the "Regular Record Date"), immediately preceding the relevant Interest Payment Date, provided, however, that interest payable at Maturity will be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

The principal of and premium, if any, and each installment of interest [and any additional interest]**** on this Security will be made upon presentation at the office or agency of the Company in The City of New York provided that the payment of interest may be made at the option of the Company by check mailed to the address of the persons entitled thereto or by wire transfer to an account designated by the person entitled thereto; and provided further that so long as the Securities of this series are registered in the name of The Depository Trust Company or its nominee all payments of principal, premium, if any, and interest in respect of this Security will be made in immediately available funds.

*	Include only for the 2012 Notes issued pursuant to Rule 144A.
**	Include only for the 2012 Notes issued pursuant to Regulation S.
***	Include only for the 2012 Exchange Notes.
****	Include only for the 2012 Notes.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Any capitalized term which is used herein and not otherwise defined shall have the meaning ascribed to such term in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee referred to below by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed in its name by the Vice President of the Company.

THE STANLEY WORKS

By:

Vice President

[FORM OF CERTIFICATE OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: November 1, 2002

JPMORGAN CHASE BANK, as Trustee

By:

Authorized Signatory

[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), of the series designated ["4 9/10% Series A Senior Notes due 2012"]["4 9/10% Series B Senior Notes due 2012"], all issued and to be issued under the Indenture, dated as of November 1, 2002 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and JPMorgan Chase Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including the Board Resolutions and Officer's Certificate filed with the Trustee on November 1, 2002, creating such series for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

Optional Redemption

The Securities of this series shall be redeemable at the option of the Company prior to the Stated Maturity, in whole or in part, at any time. The Company shall give notice of its intent to redeem such Securities of this series at least 30 days but no more than 60 days prior to the date of redemption (the "Redemption Date"). If the Company redeems all or any part of this series pursuant to the provisions of this paragraph, it shall pay a redemption price (the "Redemption Price") equal to the greater of (i) 100% of the principal amount of such Securities and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points (the "Make-Whole Amount"), plus, in each case, accrued interest thereon to the Redemption Date.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the notes or portion thereof called for redemption.

"Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

"Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such notes.

"Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

"Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotation or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

"Reference Treasury Dealer" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. or their affiliates which are primary United States government securities dealers, and their respective successors, and three other firms which are primary United States government securities dealers that the Company selects; provided, however, that if any of the foregoing shall cease to be a primary United States government securities dealer in The City of New York (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

"Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. New York time on the third business day preceding such Redemption Date.

[Additional Interest

The Holder of this Security is entitled to the benefits of the Registration Rights Agreement, dated November 1, 2002, among the Company and the Purchasers named therein (the "Registration Rights Agreement"). In the event that either (a) the Exchange Offer Registration Statement (as such term is defined in the Registration Rights Agreement) is not filed with the SEC (as such term is defined in the Registration Rights Agreement) on or prior to the 180th day following the Issue Date, (b) the Exchange Offer Registration Statement is not declared effective on or prior to the 270th day following the Issue Date or (c) the Exchange Offer (as such term is defined in the Registration Rights Agreement) is not consummated or a Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) with respect to the Securities is not declared effective on or prior to the 300th day following the Issue Date, the interest rate borne by the Securities shall be increased by 0.25% per annum with respect to the first 90-day period (or portion thereof) following such 180th day in the case of clause (a) above, such 270th day in the case of clause (b) above and such 300th day in the case of clause (c) above. The additional interest payable as described in the immediately preceding sentence will increase by an additional 0.25% per year for each subsequent 90-day period (or portion thereof), up to a maximum amount of 0.50% per year. Upon (i) the filing of the Exchange Offer Registration Statement after the 180th day described in clause (a) above, (ii) the effectiveness of the Exchange Offer Registration Statement after the 270th day described in clause (b) above or (iii) the consummation of the Exchange Offer or the effectiveness of the Shelf Registration Statement, after the 300th day period described in clause (c) above, the interest rate on the Securities from the date of such filing, effectiveness or consummation, as the case may be, will be reduced to the original interest rate set forth on the face of this Security.]*

General Provisions

The Indenture contains provisions for defeasance of the entire Indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof by supplemental indenture and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture by the Company (when authorized by or pursuant to a Company's Board Resolution) and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding to waive compliance by the Company with certain provisions of the Indenture. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor on in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of such series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee and offered the Trustee indemnity reasonably satisfactory to the Trustee, the Trustee for

*	Include only for the 2012 Notes.

60 days after receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding, and no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof, any premium, or interest [or additional interest] * hereon and any Additional Amounts on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and in integral multiples thereof.

As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer's Certificate establishing the terms of the Securities of this series.

*	Include only for the 2012 Notes.

[FORM OF TRANSFER NOTICE]*

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

(Please print or typewrite name and address including zip code of assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer such Security on the books of the Company with full power of substitution in the premises.

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES]

In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration Statement or November 1, 2004 the undersigned confirms that without utilizing any general solicitation or general advertising that:

[Check One]

[ ](a)	this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A or Regulation S thereunder.

or

[ ](b)	this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein, in Section 3.5 of the Indenture and as set forth in the Officer's Certificate establishing this series of Securities shall have been satisfied.

Date:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

*	Include only for the 2012 Notes.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is either (i) a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") or (ii) not a "U.S. Person" within the meaning of Regulation S under the Securities Act and is acquiring this Security in an "Offshore Transaction" within the meaning of Regulation S under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A or Regulation S, as the case may be, and acknowledges that it has received in connection with transfer pursuant to Rule 144A such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A or Regulation S.

Dated:

NOTICE: To be executed by an executive officer

Signature:

EXHIBIT C

All capitalized terms used and not defined in this Exhibit C shall have the meaning ascribed to such term in the Note Officer's Certificate.

Section 1.01.    Forms and Denominations.    The Notes shall be Registered Securities.

(a)    Global Notes.    (i) Notes offered and sold in reliance on Rule 144A as provided in the Purchase Agreement shall be issued initially in the form of one or more US Global Notes in definitive fully registered form without interest coupons, deposited on behalf of the subscribers for the Notes represented thereby with JPMorgan Chase Bank, at its Corporate Trust Office, as custodian for the Depositary, and registered in the name of DTC or a nominee thereof, duly executed by the Company and authenticated by the Trustee as provided in the Indenture. The aggregate principal amount of the US Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

Notes offered and sold in offshore transactions in reliance on Regulation S as provided in the Purchase Agreement shall be issued initially in the form of one or more Regulation S Global Notes in definitive fully registered form without interest coupons, deposited on behalf of the subscribers for the Notes represented thereby with JPMorgan Chase Bank, at its Corporate Trust Office, as custodian for the Depositary, and registered in the name of DTC or a nominee thereof, duly executed by the Company and authenticated by the Trustee as provided in the Indenture. The aggregate principal amount of the Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

Each Global Note shall represent such of the Outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of Outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of Outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions.

Any adjustment of the aggregate principal amount of a Global Note to reflect the amount of any increase or decrease in the principal amount of Outstanding Notes represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 1.02 hereof and shall be made on the records of the Trustee and the Depositary.

(b)    Book-Entry Provisions.    This Section 1.01(b) shall apply only to Global Notes.

The Company shall execute and the Trustee shall, in accordance with this Section 1.01(b) and Section 2.2 of the Indenture, authenticate and deliver initially one or more Global Notes that (a) shall be registered in the name of the Depositary or its nominee, (b) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions and (c) shall bear legends substantially to the following effect:

"UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE

WITH THE RESTRICTIONS SET FORTH IN THE BOARD RESOLUTION ESTABLISHING THE TERMS OF THIS NOTE."

(c)    Certificated Notes.    Except as otherwise set forth in the Indenture, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of Certificated Notes. All Certificated Notes shall be issuable in denominations of $1,000 principal amount and any integral multiple of $1,000 in excess thereof.

(d)    Restrictive Legends.    Unless and until (i) an Initial Note is sold under an effective Registration Statement (as defined in the Registration Rights Agreement) or (ii) an Initial Note is exchanged for an Exchange Note in connection with an effective Registration Statement, in each case pursuant to the Registration Rights Agreement, each Global Note and Certificated Note shall bear the following legend on the face thereof:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (C) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE ACT (IF AVAILABLE) OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (1) PURSUANT TO CLAUSES (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (2) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE ACT.

Section 1.02.    Transfer and Exchange.

(a)    Global Notes.    Members of, or participants in, the Depositary ("Agent Members") shall have no rights under the Indenture with respect to any Global Note held on their behalf by the Depositary, or the Trustee as its custodian, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

Transfers of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in the Global Note may be transferred in accordance with the rules and procedures of the Depositary and the provisions of this Exhibit C. Beneficial interests in a Global Note shall only be exchanged for Certificated Notes in accordance with the provisions of Section 3.5 of the Indenture. Nothing in this Section 1.02(a) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Note effected in accordance with the procedures set forth in this Exhibit C.

In connection with the transfer of an entire Global Note to beneficial owners as provided in this Section, the Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Global Note, an equal aggregate principal amount of Certificated Notes of authorized denominations.

The Holder of a Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

(b)    Special Transfer Provisions.    (i) Unless and until (A) an Initial Note is sold under an effective Registration Statement, or (B) an Initial Note is exchanged for an Exchange Note in connection with an effective Registration Statement, in each case pursuant to the Registration Rights Agreement, the following provisions shall apply:

(i)    The Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Initial Note stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the conditions to transfer set forth in the Private Placement Legend.

(ii)    During the Restricted Period, beneficial interests in the Regulation S Global Note may only be sold, pledged or transferred to a transferee who takes delivery of such interests through the US Global Note, and vice versa, in accordance with the provisions of this Exhibit C and in accordance with the Private Placement Legend. Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in the Regulation S Global Note to a transferee who takes delivery of such interest through the US Global Note, and vice versa, shall be made only upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse of the Note to the effect that such transfer is being made in accordance with the Private Placement Legend. Such written certification shall no longer be required after the expiration of the Restricted Period in the case of a transfer of beneficial interests in the Regulation S Global Note to a transferee who takes delivery of such interest through the US Global Note. Upon the expiration of the Restricted Period, beneficial ownership interests in the Regulation S Global Note shall be transferable in accordance with applicable law and the other terms of the Indenture.

(c)    Private Placement Legend.    Upon the transfer, exchange or replacement of Notes not bearing the Private Placement Legend, the Registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Registrar shall deliver only Notes that bear the Private Placement Legend unless there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

Section 1.03.    Certain Definitions.    Capitalized terms used and not otherwise defined herein have the meaning ascribed to such terms in the Indenture or in the Note Officers' Certificate.

"Agent Members" has the meaning specified in Section 1.02(a).

"Certificated Notes" means Notes that are in the form of the Note attached to the Note Officers' Certificate as Exhibit A or Exhibit B, as the case may be, that do not bear the legend contained in Section 1.01(b) hereof and that are authenticated and delivered in an authorized denomination of $1,000 principal amount or in any denomination in excess thereof which is an integral multiple of $1,000.

"Depositary" means, with respect to the Notes issuable in whole or in part in global form, DTC and any nominee thereof until a successor shall have been appointed and become such pursuant to the applicable provisions of the Indenture, and thereafter "Depositary" shall mean or include such successor and any nominee thereof.

"Global Note" means a Note issued in global form and deposited with or on behalf of the Depositary.

"Note Officers' Certificate" means the Officers' Certificate pursuant to Sections 2.1 and 3.1 of the Indenture setting forth the form and terms of the Notes established to pursuant to the Board Resolution creating each series of Notes.

"Private Placement Legend" means the legend to be set forth on the face of each Note pursuant to and as set forth in Section 1.01(d) hereof.

"Registration Statement" means a registration statement as defined in the Registration Rights Agreement.

"Regulation S" means Regulation S under the Securities Act.

"Regulation S Global Note" means a permanent Global Note in the form of the Note attached to the Note Officer's Certificate as Exhibit A or Exhibit B, and that is deposited with and registered in the name of the Depositary, representing Notes sold in reliance on Regulation S.

"Restricted Period" means, with respect to any Notes, the period of 40 consecutive days beginning on and including the later of (i) the day on which such Notes are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the date on which the closing of the offering thereof occurs.

"Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

"US Global Note" means a permanent Global Note in the form of the Note attached to the Note Officer's Certificate as Exhibit A or Exhibit B, and that is deposited with or with a custodian on behalf of and registered in the name of the Depositary or its nominee, representing Notes sold in reliance on Rule 144A under the Securities Act.